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                                                                  EXHIBIT 10-B-9



                MEMORANDUM OF ADJUSTMENTS TO OUTSTANDING OPTIONS
                         UNDER THE CONEXANT STOCK PLANS

      Effective upon consummation of the distribution (the "Distribution") by Conexant Systems, Inc. ("Conexant") to each holder of shares of Common Stock, par value $1 per share, of Conexant ("Conexant Common Stock") and Series B Voting Preferred Stock, without par value, of Conexant, other than shares held in the treasury of Conexant, as of the Record Date (as defined in the Contribution and Distribution Agreement dated as of December 16, 2001, as amended (the "Distribution Agreement"), by and between Conexant and Washington Sub, Inc. ("Washington")) of one share of Common Stock, par value $.01 per share ("Washington Common Stock"), of Washington for each share of Conexant Common Stock held by such holder on the Record Date (which is subject to satisfaction or waiver of the conditions set forth in the Distribution Agreement), all outstanding options under the Conexant Systems, Inc. 1998 Stock Option Plan, Conexant Systems, Inc. 1999 Long-Term Incentives Plan, Conexant Systems, Inc. 2000 Non-Qualified Stock Plan, Conexant Systems, Inc. Directors Stock Plan, Istari Design, Inc. 1997 Stock Option Plan, Microcosm Communications Limited Stock Option Plan, Maker Communications, Inc. 1999 Stock Incentive Plan, Maker Communications, Inc. 1996 Stock Option Plan, Applied Telecom, Inc. 2000 Non-Qualified Stock Option Plan, Philsar Semiconductor Inc. Stock Option Plan, Sierra Imaging, Inc. 1996 Stock Option Plan, HotRail, Inc. 1997 Equity Incentive Plan, HotRail, Inc. 2000 Equity Plan, NetPlane Systems, Inc. Stock Option Plan, Novanet Semiconductor Ltd. Employee Shares Option Plan, and HyperXS Communications, Inc. 2000 Stock Option Plan (collectively, the "Conexant Stock Plans"), pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan, shall be adjusted as set forth in this memorandum.

      Capitalized terms used in this memorandum but not defined herein will have the meanings ascribed to such terms in the Distribution Agreement or, if not defined therein, in the form of Employee Matters Agreement to be entered into by and among Conexant, Washington and Alpha Industries, Inc. ("Alpha") pursuant to the Distribution Agreement. As used in this memorandum, the following terms will have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "AVERAGE PRICE OF POST-DISTRIBUTION CONEXANT COMMON STOCK" means the volume weighted average of the trading price per share of Conexant Common Stock trading on a "regular way" basis as reported on Nasdaq on the first full Nasdaq trading day immediately following the Time of Distribution.
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            "AVERAGE PRICE OF PRE-DISTRIBUTION CONEXANT COMMON STOCK" means the volume weighted average of the trading price per share of Conexant Common Stock trading on a "regular way" basis (i.e., including the value of the Washington Common Stock to be distributed in respect thereof) as reported on Nasdaq on the last full Nasdaq trading day immediately preceding the Time of Distribution (which may be the Distribution Date).

            "AVERAGE PRICE OF WASHINGTON COMMON STOCK" means the Average Price of Pre-Distribution Conexant Common Stock minus the Average Price of Post-Distribution Conexant Common Stock.

            "CONEXANT OPTION" means an option to purchase from Conexant shares of Conexant Common Stock granted pursuant to or governed by one of the Conexant Stock Plans which is outstanding immediately prior to the Time of Distribution.

            "CONEXANT OPTION RATIO" means the amount obtained by dividing (a) the Average Price of Post-Distribution Conexant Common Stock by (b) the Average Price of Pre-Distribution Conexant Common Stock.

            "CONEXANT SPLIT OPTION" means each Conexant Option (other than the Mindspeed March 30 Options).

            "MINDSPEED MARCH 30 OPTIONS" means those Conexant Options granted to employees of Conexant's Mindspeed Technologies business on March 30, 2001 and such other Conexant Options held by persons located outside the United States as shall be designated by the Compensation and Management Development Committee of the Board of Directors of Conexant.

            "NASDAQ" means The Nasdaq Stock Market, Inc.

            "POST-DISTRIBUTION CONEXANT OPTION SPREAD" means, with respect to any adjusted Conexant Split Option, the product of (i) the Average Price of Post-Distribution Conexant Common Stock minus the per share exercise price of such adjusted Conexant Split Option (determined in accordance with the provisions of paragraph (a)(i) below, regardless of whether the provisions of paragraph (a)(ii) below are applicable), multiplied by (ii) the number of shares of Conexant Common Stock subject to such adjusted Conexant Split Option (determined in accordance with the provisions of paragraph (a)(i) below, regardless of whether the provisions of paragraph
      (a)(ii) below are applicable).

            "PRE-DISTRIBUTION CONEXANT OPTION SPREAD" means, with respect to any Conexant Split Option (prior to its being adjusted pursuant to paragraph
      (a) below),


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      (a) the Average Price of Pre-Distribution Conexant Common Stock minus the per share exercise price of such unadjusted Conexant Split Option, multiplied by (b) the number of shares of Conexant Common Stock subject to such unadjusted Conexant Split Option.

            "WASHINGTON OPTION" means an option to purchase from Washington shares of Washington Common Stock provided to a holder of a Conexant Split Option.

            "WASHINGTON OPTION RATIO" means the amount obtained by dividing (i) the Average Price of Washington Common Stock by (ii) the Average Price of Pre-Distribution Conexant Common Stock.

            "WASHINGTON OPTION SPREAD" means (a) with respect to any Washington Option received by a holder of a Conexant Split Option pursuant to paragraph (a) below, the Pre-Distribution Conexant Option Spread of the corresponding Conexant Split Option minus the Post-Distribution Conexant Option Spread of such Conexant Split Option.

            The adjustments shall be made as follows:

            (a) (i) Each Conexant Split Option held by any person that is outstanding immediately prior to the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Conexant Split Option was granted so that the per share exercise price of such Conexant Split Option will equal the per share exercise price of such Conexant Split Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Conexant Option Ratio, rounded up to the nearest hundredth of a cent. The number of shares of Conexant Common Stock subject to the adjusted Conexant Split Option will equal the number of shares subject to such Conexant Split Option immediately prior to the Time of Distribution.

            (ii) Notwithstanding the foregoing provisions of paragraph (a)(i) above, if the per share exercise price of such adjusted Conexant Split Option determined in accordance with paragraph (a)(i) above results in a price of less than $1.00, the per share exercise price of such adjusted Conexant Split Option will be $1.00 and the number of shares subject to such adjusted Conexant Split Option will equal the quotient of (i) the Post-Distribution Conexant Option Spread divided by (ii) the remainder of the Average Price of Post-Distribution Conexant Common Stock, minus $1.00, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share.


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            (iii) Each Person holding a Conexant Split Option immediately prior to the Time of Distribution will receive a Washington Option pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Conexant Split Option was granted. The Washington Option will have a per share exercise price equal to the per share exercise price of such Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (a)(i) or (ii) above), multiplied by the Washington Option Ratio, rounded up to the nearest hundredth of a cent. The number of shares of Washington Common Stock subject to the Washington Option will equal the quotient of (i) the Washington Option Spread divided by (ii) the remainder of the Average Price of Washington Common Stock minus the per share exercise price of such Washington Option (as determined pursuant to the preceding sentence), and, if any resultant fractional share of Washington Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share; provided, however, if the Washington Option Spread equals zero dollars ($0), then the number of shares of Washington Common Stock subject to the Washington Option will equal the number of shares subject to the Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph a(i) or (ii) above).

            (iv) Notwithstanding the foregoing provisions of paragraph (a)(iii) above, if the per share exercise price of such Washington Option determined in accordance with paragraph (a) (iii) above results in a price of less than $.09, the per share exercise price of such Washington Option will be $.09 and the number of shares subject to such Washington Option will equal the quotient of
(i) the Washington Option Spread divided by (ii) the remainder of the Average Price of Washington Common Stock minus $.09, and, if any resultant fractional share of Washington Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share; provided, however, if the Washington Option Spread equals zero dollars ($0), then the number of shares of Washington Common Stock subject to the Washington Option will equal the number of shares subject to the Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (a)(i) or (ii) above).

            (b) (i) Each Mindspeed March 30 Option that is outstanding immediately prior to the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Mindspeed March 30 Option was granted so that the number of shares of Conexant Common Stock subject to such adjusted Mindspeed March 30 Option will equal the number of shares subject to such Mindspeed March 30 Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the reciprocal of the Conexant Option Ratio, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share.


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The adjusted Mindspeed March 30 Option will have a per share exercise price equal to the per share exercise price of such Mindspeed March 30 Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Conexant Option Ratio, rounded up to the nearest hundredth of a cent.

            (ii) Notwithstanding the foregoing provisions of paragraph (b)(i) above, if the per share exercise price of such adjusted Mindspeed March 30 Option determined in accordance with paragraph (b)(i) above results in a price of less than $1.00, the per share exercise price of such adjusted Mindspeed March 30 Option will be $1.00 and the number of shares subject to such adjusted Mindspeed March 30 Option will equal the quotient of (1) the Pre-Distribution Conexant Option Spread divided by (ii) the remainder of the Average Price of Post-Distribution Conexant Common Stock minus $1.00, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share.

                                    * * * * *

      In the merger of Washington with and into Alpha (which will occur immediately following the Distribution), each Washington Option resulting from the adjustments described above will be converted into an option (an "Alpha Option") for shares of Common Stock, par value $.25 per share, of Alpha ("Alpha Common Stock"). The number of shares of Alpha Common Stock to be subject to the Alpha Option shall be equal to the product of the number of shares of Washington Common Stock subject to the Washington Option immediately prior to the conversion multiplied by 0.351 (the "Exchange Ratio"), provided that any fractional shares of Alpha Common Stock resulting from such multiplication shall be rounded down to the nearest whole share. The exercise price per share of Alpha Common Stock under the Alpha Option shall be equal to the exercise price per share of Washington Common Stock under the Washington Option immediately prior to the conversion divided by the Exchange Ratio, provided that such exercise price shall be rounded up to the nearest whole cent.

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